SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): December 18, 2006


                              UNITED-GUARDIAN, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


          DELAWARE                       1-10526                  11-1719724
 ---------------------------     ----------------------          ------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   230 Marcus Boulevard, Hauppauge, New York                        11788
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   (Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code: (631) 273-0900
                                                    --------------

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      _
     [_] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)
      _
     [_] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)
      _
     [_] Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b)
      _
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

     Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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     On December  18, 2006 Alfred R. Globus  notified  the Board of Directors of the Registrant that he was resigning as C.E.O. in order to focus his activities on product development. It was agreed that Ken Globus, President of the Registrant, would assume Alfred Globus' executive responsibilities but would not be taking the title of C.E.O. It was also agreed that Ken Globus would resign his position as Chief Financial Officer, which position would now be assumed by Robert Rubinger, the current Secretary and Executive Vice President of the Registrant.



Item 8.01 - Other Events
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     On  December  19,  2006,  United-Guardian,  Inc.  issued  a  press  release announcing that its Board of Directors had declared a cash dividend of $.22 per share to all stockholders of record as of December 27, 2006, to be payable on January 10, 2006. The press release also announced that the company's Chief Executive Officer, Alfred R. Globus, was resigning as C.E.O., but would keep his position as Director of Research and Chairman of the Board of Directors, and that his executive responsibilities will now be handled by the President of the company, Ken Globus. It was also announced that Ken Globus was resigning as Chief Financial Officer and that Robert Rubinger, who is currently the Secretary and Executive Vice President of the Registrant, would become the C.F.O. A copy of that press release is furnished as Exhibit 99.1 to this report.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
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  (c) Exhibits

      Exhibit Number       Exhibit
      --------------       -------

      99.1                 Press Release dated December 19, 2006.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   UNITED-GUARDIAN, INC.

                                                   By:/s/ Kenneth H. Globus
                                                      ---------------------
                                                   Name:  Kenneth H. Globus
                                                   Title: President

December 20, 2006